Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of Reconciliation of Cash, Cash Equivalents, and Restricted Cash - USD ($) $ in Thousands		Jun. 30, 2024	Dec. 31, 2023	Jun. 30, 2023	Dec. 31, 2022
Schedule of Reconciliation of Cash Cash Equivalents and Restricted Cash [Abstract]
Cash and cash equivalents		$ 1,645	$ 274
Restricted cash	[1]	7,384	9,781
Total cash, cash equivalents, and restricted cash shown in the unaudited condensed consolidated statements of cash flows		$ 9,029	$ 10,055	$ 12,403	$ 7,596

[1]	Restricted cash required by the Department of Education and the deposits necessary to secure letters of credit from financial institutions. The Group pledged its cash deposits to obtain the lines of credit from Cathy Bank.